Exhibit 10.20

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GUILDMASTER, INC.            LIBERTY BANK                ACCOUNT #431258652
2655 N AIRPORT COMMERCE AVE  1414 E PRIMROSE             Loan Number 004214025
SPRINGFIELD, MO 65803        SPRINFIELD, MO 65804        Date: May 26, 2001
                                                         Maturity Date 5/26/02
BORROWER'S NAME AND ADDRESS  LENDER'S NAME AND ADDRESS   Loan Amount $150,000.00
"I" Includes each borrower   "You" means the lender,     Renewal Of 004214025
above, joint and severally.  its successors and assigns,
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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED FIFTY THOUSAND AND NO/100 Dollars $150,000.00

[ ] Single Advance: I will receive all of this principal sum on _______. No additional advances are contemplated under this note.

[X] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On May 26, 2001 I will receive the amount of $___________ and future principal advances are contemplated.

     Conditions: The conditions for future advances are upon request of James K. Parsons, Ellen L. Parsons, or Jon Baker and approval of loan officer.

     [X] Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on May 26, 2002.
     [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from May 26, 2001 at the rate of 7.000% per year until FIRST CHANGE DATE.

[X] Variable Rate: This rate may then change as stated below.

     [X]  Index Rate: The future rate will be equal to the following index rate:
          New York Prime Rate as published in money sectionof Wall Street
          Journal.

     [ ] No Index: The future rate will not be subject to any interanl or external index. It will be entirely in your control.

     [X] Frequency and Timing: The rate on this note may change as often as daily. A change in the interest rate will take effect on the same day.

     [ ] Limitations: During the term of this loan, the applicable annual interest rate will not be more than ________% or less than _________%. The rate may not change more than ____________% each ______________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     [X]  The amount of each scheduled payment      [X] The amount of the final
          will change.                                  payment will change.

ACCRUAL METHOD: Interest will be calculated on a actual/360 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     [X] on the same fixed or variable rate basis in effect before maturity (as indicated above).
     [ ]  at a rate equal to __________________________________________________.

[X] LATE CHARGE: If a payment is made more than 15 days after it is due, I agree to pay a late charge of 5.000% of the late payment with a minimum of $1.00.

[ ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [ ] are [ ] are not included in the principal amount above:
     __________________________________________________________________________.

PAYMENTS: I agree to pay this note as follows: on demand, but if no demand is made then,

[X] Interest: I agree to pay accrued interest on demand, but if no demand is made then on the 26th day of each month beginning June 26, 2001.

[X] Principal: I agree to pay the principal on demand, but if no demand is made then on May 26, 2002.

[ ] Installments: I agree to pay this note in __ payments. The first payment will be in the amount of $_________ and will be due ________________. A payment of $_________ will be due on the ____ day of each month thereafter. The final payment of the entire unpaid balance of principal and interest will be due __________________.

[ ] Unpaid Interest: If checked, then any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS:
THIS LOAN RENEWED WITH PAYMENT OF INTEREST  TO DATE


[X] SECURITY: This note is separately     PURPOSE: The purpose this loan is
secured by (describe separate document    BUSINESS: RENEWAL OF LINE OF CREDIT
by type and date): SECURITY AGREEMENT
DATED MAY 26, 2000 AND GUARANTIES         SIGNATURES: I AGREE TO THE TERMS OF
DATED MAY 26, 2000                        THIS NOTE (INCLUDING THOSE ON PAGE 2)
                                          I have received a copy on today's
(This section is for your internal        date.
use. Failure to list a separate
security document does not mean the
agreement will not secure this note.)     GUILDMASTER, INC.

Signature for Lender


/s/ Garry L. Robinson, EVP                By: /s/ James K. Parsons
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 GARRY L. ROBINSON,                         JAMES K. PARSONS, PRESIDENT
 EXEC VICE PRESIDENT
_______________________________            _____________________________________

_______________________________            _____________________________________